Public Offering	9 Months Ended
Mar. 31, 2021
Stockholders' Equity Note [Abstract]
Public Offering
NOTE 3. PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 25,435,000 Units, inclusive of 435,000 Units sold to the underwriters on November 24, 2020 upon the underwriters’ election to partially exercise their over-allotment option, at a purchase price of $10.00 per Unit. Each Unit consists of one share of Class A common stock and one-third
of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment (see Note 7).